                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 13, 1998
                                                 ---------------


                          PARAGON HEALTH NETWORK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                     001-10968                   74-2012902
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(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                      IDENTIFICATION NO.)
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                         ONE RAVINIA DRIVE, SUITE 1500
                            ATLANTA, GEORGIA   30346
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (770) 393-0199
                                                    --------------

ITEM 5.  OTHER EVENTS

       On April 13, 1998, Paragon Health Network, Inc. ("Paragon"), Mariner Health Group, Inc. ("Mariner") and Paragon Acquisition Sub, Inc. ("Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into Mariner.

       Pursuant to the Merger Agreement, each share of the $.01 par value common stock of Mariner ("Mariner Common Stock") issued and outstanding at the effective time of the Merger (other than treasury shares) will be exchanged for one (1) share of the $.01 par value common stock of Paragon ("Paragon Common Stock"). Consummation of the Merger is subject to approval of the stockholders of both Paragon and Mariner and various state and Federal regulatory agencies and other customary conditions. The Merger Agreement is attached hereto as
Exhibit 2.1 and is hereby incorporated by reference.

       Holders of approximately 43% of the outstanding Paragon Common Stock and approximately 21% of the outstanding Mariner Common Stock have agreed to vote in favor of the transactions contemplated by the Merger Agreement pursuant to the terms of certain voting agreements dated as of April 13, 1998. In addition, Paragon and Mariner have each granted the other an option to acquire 19.9% of their common stock, respectively, upon certain events. The voting agreements and stock option agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.
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
 Exhibit No.   Description
-------------  -------------------------------------------------------------------------
      2.1      Agreement and Plan of Merger dated as of April 13, 1998, by and between
               Paragon Health Network, Inc., a Delaware corporation, Mariner Health
               Group, Inc., a Delaware corporation and Paragon Acquisition Sub, Inc., a
               Delaware corporation.
     99.1      Parent Stock Option Agreement dated as of April 13, 1998, by and between
               Paragon Health Network, Inc., and Mariner Health Group, Inc.
     99.2      Company Stock Option Agreement dated as of April 13, 1998, by and between Mariner Health Group, Inc., and Paragon Health Network, Inc.
     99.3      Parent Voting Agreement dated as of April 13, 1998, by and among Mariner
               Health Group, Inc., and certain stockholders of Paragon Health Network,
               Inc.
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                                       2

 Exhibit No.   Description
-------------  -------------------------------------------------------------------------
     99.4      Company Voting Agreement dated as of April 13, 1998, by and among
               Paragon Health Network, Inc.,  and certain stockholders of Mariner
               Health Group, Inc.
     99.5      Joint Press Release of Paragon Health Network, Inc. and Mariner Health
               Group, Inc. dated April 13, 1998.
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                                       3

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PARAGON HEALTH NETWORK, INC.


Date: April 23, 1998                By: /s/ Stefano M. Miele
                                        ------------------------------------
                                         Name: Stefano M. Miele
                                               -----------------------------
                                         Title: Vice President and Associate
                                                General Counsel
                                                ----------------------------

                                 EXHIBIT INDEX
                                 -------------

 Exhibit No.   Description
-------------  -------------------------------------------------------------------------
      2.1      Agreement and Plan of Merger dated as of April 13, 1998, by and between
               Paragon Health Network, Inc., a Delaware corporation, Mariner Health
               Group, Inc., a Delaware corporation and Paragon Acquisition Sub, Inc., a
               Delaware corporation.
     99.1      Parent Stock Option Agreement dated as of April 13, 1998, by and between
               Paragon Health Network, Inc., and Mariner Health Group, Inc.
     99.2      Company Stock Option Agreement dated as of April 13, 1998, by and between Mariner Health Group, Inc., and Paragon Health Network, Inc.
     99.3      Parent Voting Agreement dated as of April 13, 1998, by and among Mariner
               Health Group, Inc., and certain stockholders of Paragon Health Network,
               Inc.
     99.4      Company Voting Agreement dated as of April 13, 1998, by and among
               Paragon Health Network, Inc.,  and certain stockholders of Mariner
               Health Group, Inc.
     99.5      Joint Press Release of Paragon Health Network, Inc. and Mariner Health
               Group, Inc. dated April 13, 1998.
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